EXHIBIT 10.20
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 406
AMENDMENT N° 2
TO THE
A320 FAMILY
PURCHASE AGREEMENT
BETWEEN
AIRBUS S.A.S.
as Seller
and
AIR LEASE CORPORATION
As Buyer

Amendment N°2 to the ALC A320 Family PA — CLC CT1005050	Page 1 of 7
EXECUTION VERSION — December 2010

AMENDMENT N°2 TO THE
A320 FAMILY PURCHASE AGREEMENT
This amendment N°2 (the “Amendment N°2”) dated 01st December 2010 is made
BETWEEN:
AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),
and
AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 600N, Los Angeles, California 90067, U.S.A. (the “Buyer”).
The Buyer and Seller together are referred to as the “Parties”.
WHEREAS:
A.	The Buyer and the Seller have signed on the 19th July 2010 a purchase agreement with reference CT-CLC1001222 for the manufacture and sale by the Seller and purchase by the Buyer of fifty one (51) A320 family aircraft hereinafter together with its Exhibits and Letter Agreements and as further amended from time to time referred to as the “Agreement”.

B.	The Buyer and the Seller have signed on the 01st December 2010 an amendment N°1 to the Agreement with reference CT-CLC1004960 relating to the rescheduling of [*] (the “Amendment N°1”)

C.	The Buyer wishes to, among other matters, [*] pursuant to the terms and conditions set out below in consideration of the concurrent purchase by the Buyer of [*].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°2. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.
NOW IT IS HEREBY AGREED AS FOLLOWS:

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°2 to the ALC A320 Family PA — CLC CT1005050	Page 2 of 7
EXECUTION VERSION — December 2010

1.	[*]

2.	[*]

3.	INCONSISTENCY AND CONFIDENTIALITY

3.1	In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°2, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

3.2	This Amendment N°2, contains the entire agreement between the Parties in respect of the matters hereof and supersedes all other prior understandings, commitments, agreements, representations and negotiations whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

3.3	This Amendment N°2 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

3.4	This Amendment N°2 shall come into full force and effect upon both (i) signature by both parties of this Amendment and of amendment N°1 to the A330 Agreement.

4.	COUNTERPARTS

This Amendment may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°2 to the ALC A320 Family PA — CLC CT1005050	Page 3 of 7
EXECUTION VERSION — December 2010

5.	LAW AND JURISDICTION

The provisions of Clause 22.6 of the Agreement shall apply to this Amendment N°2 as if the same were set out in full herein, mutatis mutandis.

Amendment N°2 to the ALC A320 Family PA — CLC CT1005050	Page 4 of 7
EXECUTION VERSION — December 2010

IN WITNESS WHEREOF this Amendment N°2 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Christophe Mourey

Name Grant Levy	Name Christophe Mourey

Title Executive Vice President	Title Senior Vice President Contracts

Amendment N°2 to the ALC A320 Family PA — CLC CT1005050	Page 5 of 7
EXECUTION VERSION — December 2010

APPENDIX 1
DELIVERY SCHEDULE
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°2 to the ALC A320 Family PA — CLC CT1005050 EXECUTION VERSION — December 2010	Page 6 of 7

APPENDIX 1
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°2 to the ALC A320 Family PA — CLC CT1005050 EXECUTION VERSION — December 2010	Page 7 of 7